[THE AMERICAN FUNDS GROUP(R)]

25 YEARS OF GLOBAL INVESTING

NEW PERSPECTIVE FUND

Semi-Annual Report for the six months ended March 31, 1999

[front and back cover: Photographs of New Perspective Fund's annual report covers from 1973 through 1997]

NEW PERSPECTIVE FUND(R) seeks long-term growth of capital through investments all over the world, including the United States.

NEW PERSPECTIVE is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Results at a Glance
(total return as of March 31, 1999, with all distributions reinvested)

                                                        Lifetime (average

                                                        annual compound

                                                        return since

                          Six months      One year      March 13, 1973)



New Perspective           +27.9%          +17.9%        +15.4%
Fund

Morgan Stanley            +25.7%          +13.1%        +12.3%
Capital
International World
Index

Average global fund       +21.4%          + 3.4%        +14.0%




The World index is unmanaged. Global funds average calculated by Lipper, Inc.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1999, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods (sales charges are lower for accounts of $50,000 or more):

              Total                  Average Annual

              Return                 Compound Return

10 years      +312.01%               +15.21%

5 years       +118.44%               +16.91%

1 year        +11.16%                -




FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF, OR GUARANTEED BY, A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

FELLOW SHAREHOLDERS:

Since we reported to you last, world stock markets have rebounded from their sharp summer declines to regain all of their lost ground, and more.

The broad market rally helped push the value of your investment in New Perspective Fund considerably higher. For the six months ended March 31, the fund returned 27.9% if, like most shareholders, you reinvested the income dividend of 14 cents a share and the capital gain distribution of $1.57 a share that were paid in December.

That was well ahead of most other funds in New Perspective's universe. The 246 global stock funds tracked by Lipper, Inc. rose an average of 21.4% for the six months with dividends reinvested. On the same basis, the unmanaged Morgan Stanley Capital International (MSCI) World Index, which measures 22 major stock markets, including the U.S., gained 25.7%.

Over longer, more meaningful periods, the fund has also continued to outpace both benchmarks, as the table on the left shows.

SHAKING OFF THE DOLDRUMS

These results benefited from the timing of our reporting period. New Perspective's fiscal year began in October, coinciding roughly with what would prove to be the low in 1998 for most stock markets. Investor pessimism evaporated as suddenly as it had materialized, and almost every major world market rose, most by double-digits.

In the U.S., where New Perspective has the greatest concentration of assets, the Federal Reserve Board helped jump-start the market advance by cutting short-term interest rates three times in the fall; stock prices closed the six months 28.8%/1/ higher. Earlier concerns about flagging profits eased as the nation's economic expansion entered its eighth year, a peacetime record, and inflation remained remarkably subdued. Elsewhere in the Americas, Canadian and Mexican markets also bounced back, to return 23.0% and 42.2%, respectively. Even Brazil, which was hit hard by the devaluation of its currency in January, began to shake off its doldrums, rising 6.1%.

/1/Unless otherwise indicated, country returns are based on MSCI indexes and expressed in U.S. dollars with dividends reinvested.

The rally was equally dramatic in Europe, where a wave of merger activity and optimism about the introduction of a common currency, the euro, helped push up stock prices. Among markets that are well-represented in New Perspective's portfolio, the United Kingdom (+19.3%), France (+19.8%), Sweden (+21.2%) and Finland (+67.5%) all rose impressively. Germany (+2.1%) was a disappointment, although Mannesmann (+39.4%), a large German holding, bucked the trend by participating in the overall rise in telecommunications stocks - supporting our long-held belief that investors are best off focusing on companies rather than countries. Although Europe is still struggling with high unemployment rates, its central bank has begun to take steps to help stimulate growth, and prospects for the region are promising.

[Begin Sidebar]
WHERE NPF'S ASSETS WERE INVESTED
percent invested by country

                          3/31/99               9/30/98



ASIA/PACIFIC RIM          10.6%                 8.7%

Japan                     6.2                   5.0

Australia                 2.7                   2.6

South Korea               .8                    .1

Taiwan                    .6                    -

New Zealand               .3                    .3

Hong Kong                 -                     .7



EUROPE                    30.0%                 32.5%

United Kingdom            6.4                   6.7

Germany                   4.7                   5.1

France                    4.6                   5.8

Sweden                    3.9                   3.7

Netherlands               3.1                   2.9

Switzerland               2.2                   2.5

Italy                     2.0                   1.1

Finland                   1.5                   2.2

Spain                     .8                    1.6

Denmark                   .4                    .6

Norway                    .3                    .2

Ireland                   .1                    -

Luxembourg                -                     .1



NORTH AMERICA             42.4%                 40.3%

United States             35.8                  34.3

Canada                    5.1                   4.9

Mexico                    1.5                   1.1



OTHER                     5.0%                  2.8%



CASH & EQUIVALENTS        12.0%                 15.7%

                          100.0%                100.0%




Most Asian economies remain weak, but there are early rumblings of a recovery. In February, the Japanese government cut taxes and loosened monetary policy in an effort to pull the country out of its worst recession since World War II. Investors were encouraged, and in a reversal of recent trends, a stronger yen benefited U.S. investors; the Japanese market rose 42% in dollar terms. Other Pacific Rim markets that did well over the past six months were South Korea (+131.9%) and Australia (+23.7%).

A LOOK AT YOUR HOLDINGS

New Perspective was well-positioned to benefit from the rebound in Asian stock prices. We had been building up our investments there earlier in the year when stock prices were still quite low. The biggest gainers tended to be technology-related issues - Samsung Electronics (+184.3%), Matsushita Communications (+88.4%) and Fujitsu (+85.8%), to name a few - although many other Asian holdings also appreciated in price.

There was broad strength throughout the portfolio: Of 229 stocks held over the entire period, 184 rose in price. Nearly all of the fund's 10 largest holdings posted substantial six-month gains, making strong contributions to overall returns. Notable among them were media giant Time Warner (+62.3%), cruise line operator Carnival (+52.7%), and Astra (+35.7%), the Swedish drug concern that is in the process of merging with U.K.-based Zeneca (+33.2%).

Telecommunications-related issues once again made up the largest industry concentration, accounting for 15% of net assets. New Perspective holds investments in 20 phone companies based in 13 countries; most did quite well during the period. Global Crossing, a new addition to the portfolio, was the fund's biggest gainer over the six months, appreciating 343.1% in price. The company operates fiber optic networks for global Internet transmissions. Other telecom holdings benefited from a trend toward consolidation; these included Vodafone (+66.5%), which agreed in January to acquire AirTouch (+69.5%), and British Telecom (+23.1%), which recently formed an alliance with AT&T (+36.6%).

Health care companies constitute the second-largest industry concentration, at 11% of net assets. We continue to be optimistic about the sector.
Pharmaceutical technology has made tremendous strides in recent years, and in a business that is heavily dependent on a steady pipeline of new products, the potential for growth is excellent.

Reflecting our company-by-company approach, New Perspective is broadly diversified. The companies in the portfolio are based in 26 countries and represent a broad range of industries. In keeping with the fund's unique mandate, the majority are businesses with a global focus, seeking to serve a world clientele.

LOOKING FORWARD

The recent stock market rally points to a remarkable vigor in global equity markets, but the pace of the advance may suggest caution as we move forward. Valuations in many cases have gotten ahead of themselves, a situation that can lead to disappointment later on. While New Perspective's 28% six-month gain is most welcome, we must also point out that it is close to double the 15% average annual return earned by the fund over its lifetime, a figure that is itself high by historic standards. We would therefore urge shareholders to set realistic expectations for their long-term investment goals and not extrapolate future returns from these substantial gains.

We look forward to reporting to you again in six months.

Cordially,
/s/Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/Gina H. Despres
Gina H. Despres
President

May 13, 1999

New Perspective Fund, Inc.
Investment Portfolio, March 31, 1999

Largest Industry Holdings
15.24%    Telecommunications
10.60%    Health & Personal Care
7.55%     Broadcasting & Publishing
5.49%     Electrical & Electronics
5.39%     Banking
43.26%    Other Industries
 .47%      Bonds & Notes
12.00%    Cash and Equivalents







                                                                         Shares/Principal     Market    Percent
                                                                                  Amounts      Value     Of Net
EQUITY SECURITIES                                                                         (Millions)     Assets
--------------------------------------------                                     --------   --------   --------

TELECOMMUNICATIONS  -  15.24%
Mannesmann AG (Germany)                                                          3,675,000    469.228       2.03%
AirTouch Communications (USA) (1)                                                3,641,700    351.879       1.53
Telecom Italia SpA, ordinary shares (Italy)                                     15,427,500    163.861
Telecom Italia SpA, nonconvertible savings shares                               27,935,895    166.103       1.43
Deutsche Telekom AG (Germany)                                                    6,470,500    263.631       1.14
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                            3,934,530    257.712       1.12
MCI WorldCom, Inc. (USA) (1)                                                     2,892,067    256.129       1.11
Global Crossing Ltd. (USA) (1)                                                   5,200,000    240.500       1.04
AT&T Corp. (USA)                                                                 2,358,800    188.262        .82
Vodafone Group PLC (ADR) (United Kingdom)                                          977,000    183.432        .79
DDI Corp. (Japan)                                                                   34,500    163.107        .71
Telefonica, SA (Spain)                                                           2,809,000    119.117        .52
Swisscom AG (Switzerland) (1)                                                      283,086    110.706        .48
Tele Danmark AS (Denmark)                                                          671,150     66.506
Tele Danmark AS, Class B (ADR)                                                     699,300     34.266        .44
France Telecom, SA (France)                                                      1,190,700     96.256        .42
Sprint FON Group (USA)                                                             883,400     86.684        .38
Telecom Corp. of New Zealand Ltd. (New Zealand)                                 10,671,100     52.125
Telecom Corp. of New Zealand Ltd. (2)                                            4,917,700     24.021        .33
Teleglobe Inc. (Canada)                                                          2,200,000     66.985        .29
Koninklijke PTT Nederland NV (Netherlands)                                       1,649,371     65.599        .28
British Telecommunications PLC (United Kingdom)                                  3,000,000     49.117        .21
Nippon Telegraph and Telephone Corp. (Japan)                                         4,000     39.173        .17


HEALTH & PERSONAL CARE  -  10.60%
Pfizer Inc (USA)                                                                 4,870,000    675.712       2.93
Astra AB, Class A (Sweden)                                                      13,026,833    298.861
Astra AB, Class A (ADR)                                                            413,333      9.481
Astra AB, Class B                                                                8,590,533    194.992       2.19
Novartis AG (Switzerland)                                                          199,231    323.649       1.40
SmithKline Beecham PLC (ADR) (United Kingdom)                                    2,200,000    157.300        .68
Merck & Co., Inc. (USA)                                                          1,621,000    129.984        .56
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)                               2,635,000    124.998        .54
Zeneca Group PLC (United Kingdom)                                                1,895,000     88.852
Zeneca Group PLC (ADR)                                                             555,000     26.120        .50
Glaxo Wellcome PLC (United Kingdom)                                                563,264     18.789
Glaxo Wellcome PLC (ADR)                                                         1,044,000     69.883        .39
Genentech, Inc., callable putable common stock (USA) (1)                           600,000     53.175        .23
Bristol-Myers Squibb Co. (USA)                                                     800,000     51.450        .22
Alza Corp. (USA) (1)                                                             1,000,000     38.250        .17
Guidant Corp. (USA)                                                                600,000     36.300        .16
Fujisawa Pharmaceutical Co. Ltd. (Japan)                                         1,950,000     30.703        .13
Medtronic, Inc. (USA)                                                              400,000     28.700        .12
Pharmacia & Upjohn, Inc. (USA)                                                     450,000     28.069        .12
Luxottica Group SpA (ADR) (Italy)                                                1,812,700     23.338        .10
Avon Products, Inc. (USA)                                                          400,000     18.825        .08
Shiseido Co., Ltd. (Japan)                                                       1,250,000     17.307        .08


BROADCASTING & PUBLISHING  -  7.55%
Time Warner Inc. (USA)                                                           9,444,000    671.114       2.91
Viacom Inc., Class A (USA) (1)                                                     500,000     41.656
Viacom Inc., Class B (1)                                                         5,640,000    473.408       2.23
News Corp. Ltd. (Australia)                                                      3,960,898     29.385
News Corp. Ltd. (ADR)                                                            3,991,600    117.752
News Corp. Ltd., preferred                                                       2,039,769     14.054
News Corp. Ltd., preferred (ADR)                                                 2,548,800     70.092       1.00
CANAL + (France)                                                                   355,293    104.111        .45
Grupo Televisa, SA, ordinary participation certificates
 (ADR) (Mexico) (1)                                                              1,875,400     58.841        .26
CBS Corp. (USA) (1)                                                              1,045,000     42.780        .19
Pearson PLC (United Kingdom)                                                     1,700,000     38.611        .17
Wolters Kluwer NV (Netherlands)                                                    162,516     29.468        .13
Elsevier NV (Netherlands)                                                        1,700,000     25.320        .11
Dow Jones & Co., Inc. (USA)                                                        500,000     23.594        .10


ELECTRICAL & ELECTRONICS  -  5.49%
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                               11,910,000    289.908
Telefonaktiebolaget LM Ericsson, Class B (ADR)                                   1,000,000     23.812       1.36
Nokia Corp., Class A (Finland)                                                     870,000    140.004
Nokia Corp., Class A (ADR)                                                         950,000    147.962       1.25
Siemens AG (Germany)                                                             2,650,000    177.043        .77
Northern Telecom Ltd. (Canada)                                                   1,794,600    111.490        .48
Matsushita Communication Industrial Co., Ltd. (Japan)                            1,620,000    109.550        .48
Toshiba Corp. (Japan)                                                           13,000,000     88.789        .38
Schneider SA (France)                                                            1,050,000     58.080        .25
General Electric Co. (USA)                                                         480,000     53.100        .23
York International Corp. (USA)                                                     680,000     24.012        .10
Alcatel, SA (France)                                                               200,000     22.989        .10
General Instrument Corp. (USA) (1)                                                 655,200     19.861        .09


BANKING  -  5.39%
BankAmerica Corp. (USA)                                                          3,117,400    220.166        .95
Bank of Nova Scotia (Canada)                                                     7,719,000    164.109        .71
Westpac Banking Corp. (Australia)                                               18,023,011    131.737
Westpac Banking Corp., warrants, expire 2000 (1)                                 3,000,000     20.632        .66
Royal Bank of Canada (Canada)                                                    2,717,000    127.514        .55
Citigroup Inc. (formerly Citicorp) (USA)                                         1,575,000    100.603        .44
ABN AMRO Holding NV (Netherlands)                                                4,557,860     94.942        .41
Banque Nationale de Paris (France)                                                 984,048     85.604        .37
Banco de Santander, SA (Spain)                                                   2,466,000     50.570
Banco de Santander, SA (ADR)                                                     1,101,600     22.170        .32
Australia and New Zealand Banking Group Ltd. (Australia)                         6,212,511     45.212        .20
Fuji Bank, Ltd. (Japan)                                                          6,855,000     40.569        .18
Sakura Bank, Ltd. (Japan)                                                       12,700,000     38.491        .17
First Union Corp. (USA)                                                            700,000     37.406        .16
San Paolo-IMI SpA (formerly Istituto Mobiliare Italiano
 SpA) (Italy) (1)                                                                2,000,000     32.433        .14
Standard Chartered Bank (United Kingdom)                                         2,100,000     29.831        .13


ELECTRONIC COMPONENTS  -  5.09%
Micron Technology, Inc. (USA) (1)                                                6,500,000    313.625       1.36
Samsung Electronics Co., Ltd. (South Korea)                                      2,379,397    184.374
Samsung Electronics Co., Ltd. (GDR) (2)                                            203,598      8.327        .84
Intel Corp. (USA)                                                                1,100,000    130.763        .57
Advanced Micro Devices, Inc. (USA) (1)                                           6,391,100     99.062        .43
Murata Manufacturing Co., Ltd. (Japan)                                           1,545,000     82.174        .36
Altera Corp. (USA) (1)                                                           1,250,000     74.375        .32
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (1)                        22,884,000     71.858        .31
Analog Devices, Inc. (USA) (1)                                                   1,710,000     50.873        .22
Motorola, Inc. (USA)                                                               600,000     43.950        .19
Seagate Technology (USA) (1)                                                     1,400,000     41.387        .18
Hirose Electric Co., Ltd. (Japan)                                                  400,000     33.432        .15
Rohm Co., Ltd. (Japan)                                                             200,000     23.892        .10
Texas Instruments Inc. (USA)                                                       150,000     14.887        .06


DATA PROCESSING & REPRODUCTION  -  3.43%
Fujitsu Ltd. (Japan)                                                             9,623,000    154.520        .67
Microsoft Corp. (USA) (1)                                                        1,600,000    143.400        .62
Computer Associates International, Inc. (USA)                                    3,550,000    126.247        .55
Oracle Corp. (USA) (1)                                                           2,150,000     56.706        .25
Cisco Systems, Inc. (USA) (1)                                                      500,000     54.781        .24
Ascend Communications, Inc. (USA) (1)                                              650,000     54.397        .24
International Business Machines Corp. (USA)                                        300,000     53.175        .23
Compaq Computer Corp. (USA)                                                      1,400,000     44.363        .19
Silicon Graphics, Inc. (USA) (1)                                                 2,100,000     35.044        .15
Gateway 2000, Inc. (USA) (1)                                                       500,000     34.281        .15
PeopleSoft, Inc. (USA) (1)                                                       2,275,000     33.272        .14


BUSINESS & PUBLIC SERVICES  -  2.94%
Cendant Corp. (USA) (1)                                                         16,408,000    258.426       1.12
Reuters Group PLC (United Kingdom)                                               9,670,400    141.659        .61
TNT Post Groep NV (Netherlands)                                                  2,479,500     74.664        .32
Vivendi SA (France)                                                                203,808     50.131
Vivendi SA, warrants, expire 2001 (1)                                              203,808       .502        .23
Electronic Data Systems Corp. (USA)                                                800,000     38.950        .17
Interpublic Group of Companies, Inc. (USA)                                         500,000     38.938        .17
Suez Lyonnaise des Eaux (France)                                                   200,000     36.998        .16
Rentokil Initial PLC (United Kingdom)                                            4,200,000     25.985        .11
United Utilities PLC (United Kingdom)                                              567,286      6.864        .03
Brambles Industries Ltd. (Australia)                                               150,000      3.822        .02


ENERGY SOURCES  -  2.80%
TOTAL, Class B (France)                                                            131,077     16.142
TOTAL, Class B (ADR)                                                             2,788,924    170.124        .81
Royal Dutch Petroleum Co. (New York Registered Shares)
 (Netherlands)                                                                   1,952,000    101.504
"Shell" Transport and Trading Co., PLC (United Kingdom)                          3,000,000     20.182        .53
Elf Aquitaine (France)                                                             400,000     54.310
Elf Aquitaine (ADR)                                                                250,000     16.828        .31
Mobil Corp. (USA)                                                                  700,000     61.600        .27
Phillips Petroleum Co. (USA)                                                       850,000     40.163        .17
YPF SA, Class D (ADR) (Argentina)                                                1,200,000     37.875        .16
Unocal Corp. (USA)                                                                 980,100     36.080        .16
Talisman Energy Inc. (Canada) (1)                                                1,400,000     30.415        .13
ENI SpA (Italy)                                                                  4,000,000     25.601        .11
Broken Hill Proprietary Co. Ltd. (Australia)                                     2,427,090     20.749        .09
RAO Gazprom (ADR) (Russia) (2)                                                   1,341,000     13.913        .06


LEISURE & TOURISM  -  2.51%
Carnival Corp. (USA)                                                             6,770,000    328.768       1.43
Seagram Co. Ltd. (Canada)                                                        4,460,000    223.000        .97
Starbucks Corp. (USA) (1)                                                        1,000,000     28.063        .11


INSURANCE  -  2.43%
American International Group, Inc. (USA)                                         1,198,437    144.562        .63
ING Groep NV (Netherlands)                                                       2,583,908    142.369        .62
Fairfax Financial Holdings Ltd. (Canada) (1)                                       352,800    102.973
Fairfax Financial Holdings Ltd. (1,2)                                               93,000     27.144        .57
Allianz AG (Germany)                                                               168,000     51.133        .22
Assicurazioni Generali SpA (Italy)                                               1,100,000     44.046        .19
Yasuda Fire and Marine Insurance Co., Ltd (Japan)                                7,158,000     36.138        .15
QBE Insurance Group Ltd. (Australia)                                             2,678,876     11.154        .05


MULTI-INDUSTRY  -  2.41%
BTR Siebe PLC (formerly Siebe PLC) (United Kingdom)                             34,320,000    153.094        .66
Williams PLC (United Kingdom)                                                   11,076,923     71.392        .32
Lend Lease Corp. Ltd. (Australia)                                                4,318,283     55.144        .24
TI Group PLC (United Kingdom)                                                    7,203,800     46.720        .20
Investor AB, Class B (Sweden)                                                    1,020,000     44.691        .19
Anglo American Corp. of South Africa Ltd. (South Africa)                         1,000,000     34.729        .15
FMC Corp. (USA) (1)                                                                559,800     27.640        .12
Lagardere Groupe SCA (France)                                                      850,000     27.605        .12
Preussag AG (Germany)                                                               47,300     25.372        .11
AlliedSignal Inc. (USA)                                                            500,000     24.594        .11
Canadian Pacific Ltd. (Canada)                                                   1,200,000     23.325        .10
LTV Corp. (USA)                                                                  3,975,000     21.365        .09


BEVERAGES & TOBACCO  -  2.24%
Philip Morris Companies Inc. (USA)                                              10,080,000    354.690       1.54
PepsiCo, Inc. (USA)                                                              1,000,000     39.188        .17
Southcorp Ltd. (Australia)                                                       9,603,884     39.134        .17
Cia. Cervejaria Brahma, preferred nominative (ADR) (Brazil)                      3,278,600     30.532        .13
Gallaher Group PLC (United Kingdom)                                              2,905,100     17.054
Gallaher Group PLC (ADR)                                                           300,000      7.050        .11
Asahi Breweries, Ltd. (Japan)                                                    1,056,000     13.818
Asahi Breweries, Ltd. 1.00% convertible debentures 2003                      Y413,000,000       4.707
Asahi Breweries, Ltd. 0.90% convertible debentures 2001                      Y296,000,000       3.399
Asahi Breweries, Ltd. 0.95% convertible debentures 2002                      Y179,000,000       1.969        .10
South African Breweries PLC (United Kingdom) (1)                                   558,003      4.845        .02


CHEMICALS  -  2.06%
Praxair, Inc. (USA)                                                              3,207,850    115.683        .50
BOC Group PLC (United Kingdom)                                                   5,500,000     76.731        .33
Monsanto Co. (USA)                                                               1,661,900     76.344        .33
Sherwin-Williams Co. (USA)                                                       1,962,000     55.181        .24
Valspar Corp. (USA)                                                              1,555,000     49.080        .22
Bayer AG (Germany)                                                                 950,000     35.579        .15
Methanex Corp. (Canada) (1)                                                      7,250,000     23.806        .10
Georgia Gulf Corp. (USA) (3)                                                     1,975,000     22.095        .10
L'Air Liquide (France) (1)                                                         125,235     18.653        .08
AGA AB, Class A (Sweden)                                                           162,600      2.038
AGA AB, Class B                                                                     10,400       .130        .01


AUTOMOBILES  -  1.94%
Renault V.I. SA (France)                                                         3,000,000    105.653        .46
Suzuki Motor Corp. (Japan)                                                       7,938,000    105.282        .46
Bayerische Motoren Werke AG (Germany)                                               80,350     52.280
Bayerische Motoren Werke AG, preferred                                              26,412      9.719        .27
Honda Motor Co., Ltd. (Japan)                                                    1,296,000     58.536        .25
Volvo AB, Class B (Sweden)                                                       1,730,000     45.374        .19
Nissan Motor Co., Ltd. (Japan)                                                   9,300,000     36.116        .16
General Motors Corp. (USA)                                                         400,000     34.750        .15


GOLD MINES  -  1.55%
Newmont Mining Corp. (USA)                                                       6,100,000    106.750        .46
Placer Dome Inc. (Canada)                                                        9,000,000    100.688        .43
Barrick Gold Corp. (Canada)                                                      5,000,000     85.312        .37
Homestake Mining Co. (USA)                                                       5,500,000     47.437        .21
Gold Fields of South Africa Ltd. (South Africa)                                  1,741,500     15.600
Gold Fields Ltd.                                                                 2,703,939      2.770        .08



APPLIANCES & HOUSEHOLD DURABLES  -  1.43%
Sony Corp. (Japan)                                                               2,110,400    195.094        .85
Koninklijke Philips Electronics NV (Netherlands)                                 1,650,000    134.365        .58


FOREST PRODUCTS & PAPER  -  1.33%
Champion International Corp. (USA)                                               3,200,000    131.400        .57
UPM-Kymmene Corp. (Finland)                                                      1,953,000     53.962        .23
Louisiana-Pacific Corp. (USA)                                                    2,550,000     47.494        .21
International Paper Co. (USA)                                                      600,000     25.312        .11
Smurfit-Stone Container Corp. (formerly Jefferson
 Smurfit Corp.) (USA) (1)                                                        1,255,700     24.251        .11
Rayonier Inc. (USA)                                                                600,000     24.037        .10


ENERGY EQUIPMENT  -  1.26%
Baker Hughes Inc. (USA)                                                          6,655,600    161.814        .70
Schlumberger Ltd. (Netherlands Antilles)                                         1,598,300     96.198        .41
Halliburton Co. (USA)                                                              874,900     33.684        .15


FOOD & HOUSEHOLD PRODUCTS  -  1.22%
Groupe Danone (France)                                                             350,000     88.055        .38
Nestle SA (Switzerland)                                                             39,000     70.954        .31
Reckitt & Colman PLC (United Kingdom)                                            6,503,125     70.503        .30
Unilever NV (Netherlands)                                                          300,000     20.836        .09
Archer Daniels Midland Co. (USA)                                                 1,225,000     17.992        .08
Colgate-Palmolive Co. (USA)                                                        150,000     13.800        .06


MERCHANDISING  -  1.14%
Wal-Mart Stores, Inc. (USA)                                                      1,300,000    119.844        .53
Home Depot, Inc. (USA)                                                             943,000     58.702        .25
Kingfisher PLC (United Kingdom)                                                  3,000,000     37.872        .16
Koninklijke Ahold NV (Netherlands)                                                 619,000     23.717        .10
Cifra, SA de CV, Class C (Mexico) (1)                                            3,624,400      5.599
Cifra, SA de CV, Class V (1)                                                    10,995,004     17.264        .10


RECREATION & OTHER CONSUMER PRODUCTS  -  1.07%
Hasbro, Inc. (USA)                                                               2,700,000     78.131        .34
Nintendo Co., Ltd. (Japan)                                                         725,000     62.554        .27
Mattel, Inc. (USA)                                                               2,000,000     49.750        .22
EMI Group PLC (United Kingdom)                                                   4,242,369     30.286        .13
Eastman Kodak Co. (USA)                                                            400,000     25.550        .11


UTILITIES: ELECTRIC & GAS  -  1.03%
Williams Companies, Inc. (USA)                                                   4,200,000    165.900        .72
National Power PLC (United Kingdom)                                              9,300,000     71.530        .31


TEXTILES & APPAREL  -  0.73%
NIKE, Inc., Class B (USA)                                                        2,928,000    168.909        .73


AEROSPACE & MILITARY TECHNOLOGY  -  0.71%
Bombardier Inc., Class B (Canada)                                                6,495,000     85.523        .37
Boeing Co. (USA)                                                                 1,800,000     61.425        .26
Northrop Grumman Corp. (USA)                                                       300,000     17.962        .08


METALS: NONFERROUS  -  0.57%
Alcoa Inc. (formerly Aluminum Co. of America) (USA)                              1,262,626     52.004        .23
WMC Ltd. (Australia)                                                            12,389,336     39.531        .17
Billiton PLC (United Kingdom)                                                   10,372,416     24.933        .11
Pechiney, Class A (France)                                                         406,909     14.713        .06


OTHER INDUSTRIES  -  1.90%
Union Pacific Corp. (USA)                                                        1,375,000     73.476        .32
De Beers Consolidated Mines Ltd. (South Africa)                                  2,000,000     38.624
De Beers Consolidated Mines Ltd. (ADR)                                           1,000,000     18.938        .25
Cie. de Saint-Gobain (France)                                                      320,000     50.770        .22
ADVANTEST CORP. (Japan)                                                            660,000     50.426        .22
Bergesen d.y. AS, Class A (Norway)                                               2,650,000     36.349
Bergesen d.y. AS, Class B                                                          795,000     10.287        .20
Allegheny Teledyne Inc. (USA)                                                    2,040,000     38.633        .17
Usinor Sacilor (France)                                                          2,800,000     36.869        .16
AMR Corp. (USA) (1)                                                                400,000     23.425        .10
Deere & Co. (USA)                                                                  600,000     23.175        .10
Cia. Vale do Rio Doce, preferred nominative (Brazil) (1,4)                          38,400          0
Cia. Vale do Rio Doce, preferred nominative (ADR)                                1,184,000     17.168        .08
Kvaerner AS, Class A (Norway)                                                      659,240     11.729        .05
Bridgestone Corp. (Japan)                                                          286,000      7.292        .03


MISCELLANEOUS  -  1.47%
Other equity securities in initial period of acquisition                                      339.870       1.47
                                                                                          ---------- ----------

TOTAL EQUITY SECURITIES (cost:  $12,692.104 million)                                       20,184.977      87.53
                                                                                          ---------- ----------


                                                                                Principal
                                                                                   Amount
BONDS & NOTES                                                                  (Millions)
--------------------------------------------                                   ----------


MULTI-INDUSTRY  -  0.01%
Hutchison Whampoa Finance (CI) Ltd., Series D, 6.988%
 2037 (1)                                                                           $1.500      1.420
Hutchison Whampoa, Series C, 7.50% 2027 (1)                                         $1.325      1.140       .01


GOVERNMENTS AND GOVERNMENTAL AUTHORITIES
 (excluding U.S. government)  -  0.46%
Brazil (Federal Republic of), Bearer 8.00% 2014                                   $158.390    100.974
Brazil (Federal Republic of), Front-Loaded Interest
 Reduction Bond, Series L, 8.00% 2014                                               $9.421      6.006        .46
                                                                                          ---------- ----------

TOTAL BONDS & NOTES  (cost:  $95.352 million)                                                 109.540       .47
                                                                                          ---------- ----------


                                                                               Principal     Market  Percent of
                                                                                   Amount      Value Net Assets
Short-Term Securitites                                                         (Millions) (Millions)
--------------------------------------------                                     --------   --------   --------

CORPORATE SHORT-TERM NOTES  -  8.83%
Associates First Capital Corp. 4.83%-4.84% due
 4/21-4/30/1999                                                                    $96.200     95.896        .42
Ciesco L.P. 4.78%-4.80% due 4/8-4/20/1999                                           93.900     93.753        .41
BMW U.S. Capital Corp. 4.81% due 4/6-5/14/1999                                      90.000     89.723        .39
Ford Motor Credit Co. 4.79%-4.84% due 4/16-4/29/1999                                88.900     88.641        .38
Eastman Kodak Co.  4.79%-4.81%  due 4/13-5/20/1999                                  88.850     88.561        .38
General Electric Capital Corp. 4.80%-4.86% due
 4/23-6/2/1999                                                                      87.800     87.252        .38
International Lease Finance Corp. 4.79%-4.82% due
 4/7-5/20/1999                                                                      78.800     78.481        .34
DaimlerChrysler NA Holdings 4.80%-4.81% due 4/16-
 4/20/1999                                                                          78.655     78.461        .34
Societe Generale 4.78%-4.80% due 4/28-5/3/1999                                      75.000     74.700        .32
Halifax PLC 4.80%-4.83% due 4/14-6/3/1999                                           75.000     74.681        .32
International Business Machines Corp. 4.81%-4.83% due
 4/30-6/1/1999                                                                      75.000     74.569        .32
General Motors Acceptance Corp. 4.82%-4.83% due
 4/8-5/24/1999                                                                      74.200     73.857        .32
Abbey National North America 4.82%-4.85% due 4/15-
 6/4/1999                                                                           74.000     73.647        .32
Toyota Motor Credit Corp. 4.75%-4.82% due 4/5-4/6/1999                              68.000     67.952        .30
Siemens Capital Corp. 4.74%-4.80% due 4/21-5/26/1999                                66.500     66.145        .29
E.I. du Pont de Nemours and Co. 4.80%-4.81% due 4/23-
 6/7/1999                                                                           65.560     65.047        .28
American Honda Finance Corp. 4.83% due 5/13-5/25/1999                               64.800     64.385        .28
Lucent Technologies Inc. 4.75%-4.81% due 4/5-5/28/1999                              63.000     62.768        .27
KFW International Finance Inc. 4.75%-4.80% due 4/6-
 5/3/1999                                                                           61.700     61.468        .27
American Express Credit Corp. 4.77%-4.81% due 4/23-
 5/12/1999                                                                          60.400     60.098        .26
Lloyds Bank PLC 4.82%-4.83% due 4/1-4/7/1999                                        59.000     58.972        .26
Barclays U.S. Funding Corp. 4.76%-4.81% due 4/9-
 6/8/1999                                                                           54.500     54.113        .24
Motiva Enterprises LLC 4.81%-4.88% due 4/9-5/19/1999                                50.000     49.764        .22
British Gas Capital Inc. 4.83%-4.84% due 4/12-4/15/1999                             48.300     48.213        .21
Repsol International Finance BV 4.76%-4.80% due
 4/27-5/10/1999                                                                     48.400     48.180        .21
Reseau Ferre de France 4.77% due 5/4/1999                                           38.000     37.826        .16
Canada Bills 4.78%-4.80% due 4/8-5/14/1999                                          35.500     35.327        .15
Telstra Corp. Ltd. 4.80%-4.83% due 5/14-6/22/1999                                   34.800     34.516        .15
Svenska Handelsbanken Group 4.78%-4.89% due 4/28-
 5/28/1999                                                                          34.200     34.034        .15
France Telecom 4.83%-4.84% due 4/13-5/21/1999                                       33.450     33.327        .14
BP America Inc. 4.79%-4.80% due 5/13-5/14/1999                                      31.000     30.820        .13
ABN AMRO North America Finance Inc. 4.80% due 4/8/1999                              25.000     24.973        .11
Commonwealth Bank of Australia 4.85% due 4/12/1999                                  25.000     24.960        .11


FEDERAL AGENCY DISCOUNT NOTES  -  2.32%
Freddie Mac 4.73%-4.80% due 4/22-6/10/1999                                         215.327    214.035        .93
Fannie Mae 4.72%-4.80% due 4/8-5/27/1999                                           182.200    181.527        .79
Federal Home Loan Banks 4.67%-4.74% due 4/7-5/7/1999                               138.986    138.518        .60


CERTIFICATES OF DEPOSIT  -  0.65%
National Westminster Bank PLC 4.92% due 5/6/1999                                    50.000     50.001        .22
Rabobank Nederland NV 4.85% due 5/6/1999                                            50.000     49.997        .22
Canadian Imperial Bank of Commerce 4.84% due 5/5/1999                               50.000     49.996        .21


NON-U.S. CURRENCY  -  0.03%
New Taiwanese Dollar                                                           NT$262.715       7.932        .03
                                                                                          ---------- ----------

TOTAL SHORT-TERM SECURITIES (cost:  $2,728.365 million)                                     2,727.116      11.83

Excess of cash and receivables over payables                                                   39.489        .17
                                                                                          ---------- ----------

TOTAL SHORT-TERM SECURITIES AND NET CASH                                                    2,766.605      12.00
                                                                                          ---------- ----------

NET ASSETS                                                                                 23,061.122     100.00%
                                                                                          ========== ==========


(1) Non-income-producing securities.

(2) Purchased in a private placement
 transaction; resale to the public may
 require registration or sale only
 to qualified institutional buyers.

(3) The fund owns 6.40% of the outstanding voting securities of Georgia Gulf Corp., and thus is considered an affiliate as defined in the Investment
 Company Act of 1940.

(4) Valued under procedures established by the Board of Directors.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

New Perspective Fund
Financial Statements                                                                          Unaudited
--------------------------------                                                    -----         -----
Statement of Assets and Liabilities                                                         (dollars in
at March 31, 1999                                                                             millions)
--------------------------------                                                    -----         -----
Assets:
Investment securities at market
 (cost: $12,787.456)                                                                        $20,294.517
Short-term securities
 (cost: $2,728.365)                                                                           2,727.116
Cash                                                                                              6.295
Receivables for-
 Sales of investments                                                             $18.941
 Sales of fund's shares                                                            36.889
 Dividends and accrued interest                                                    58.281       114.111
                                                                                    -----         -----
                                                                                             23,142.039
Liabilities:
Payables for-
 Purchases of investments                                                          38.201
 Repurchases of fund's shares                                                      29.325
 Management services                                                                7.758
 Accrued expenses                                                                   5.633         80.917
                                                                                    -----         -----
Net Assets at March 31, 1999-
 Equivalent to $24.32 per share on
 948,327,244 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,000,000,000 shares)                                                       $23,061.122
                                                                                                 ======

Statement of Operations
for the six months ended March 31, 1999                                                       Unaudited
                                                                                            (dollars in
                                                                                              millions)
------------------------------                                                      -----         -----
Investment Income:
Income:
 Dividends                                                                       $ 91.569
 Interest                                                                          74.205     $ 165.774
                                                                                    -----
Expenses:
 Management services fee                                                           40.102
 Distribution expenses                                                             25.299
 Transfer agent fee                                                                 8.553
 Reports to shareholders                                                             .531
 Registration statement and prospectus                                               .955
 Postage, stationery and supplies                                                   1.589
 Directors' and Advisory Board fees                                                  .146
 Auditing and legal fees                                                             .081
 Custodian fee                                                                      1.736
 Taxes other than federal income tax                                                 .264
  income tax
 Other expenses                                                                      .190        79.446
                                                                                    -----         -----
 Net investment income                                                                           86.328
                                                                                                  -----
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                               931.998
Net change in unrealized appreciation on:
 Investments                                                                    3,920.895
 Forward currency contracts                                                        (1.937)    3,918.958
                                                                                    -----         -----

 Net realized gain and unrealized appreciation
  on investments                                                                               4,850.956
                                                                                                  -----
Net Increase in Net Assets Resulting
 from Operations                                                                            $ 4,937.284
                                                                                                 ======



------------------------------                                                      -----         -----
Statement of Changes in Net Assets                                            (dollars in
                                                                                millions)
                                                                         Six months ended    Year ended
                                                                                March 31, September 30,
                                                                                    1999*           1998
------------------------------                                                      -----         -----
Operations:
Net investment income                                                         $    86.328   $   225.434
Net realized gain on investments                                                  931.998     1,406.817
Net change in unrealized appreciation
 on investments                                                                 3,918.958    (1,486.638)
                                                                                    -----         -----
 Net increase in net assets
 resulting from operations                                                      4,937.284       145.613
                                                                                    -----         -----

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                                             (120.638)     (250.381)
Distributions from net realized gain on
 investments                                                                   (1,352.867)     (944.065)
                                                                                    -----         -----
 Total dividends and distributions                                             (1,473.505)   (1,194.446)
                                                                                    -----         -----

Capital Share Transactions:
Proceeds from shares sold: 84,178,479
 and 141,823,983 shares, respectively                                           1,956.661     3,063.856
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 64,624,374 and 58,921,097 shares,
 respectively                                                                   1,407.453     1,133.982
Cost of shares repurchased: 64,384,297
 and 112,476,829 shares, respectively                                          (1,473.741)   (2,398.119)
                                                                                    -----         -----

 Increase in net assets resulting from
  capital share transactions                                                    1,890.373     1,799.719
                                                                                    -----         -----

Total Increase in Net Assets                                                    5,354.152       750.886

Net Assets:
Beginning of period                                                            17,706.970    16,956.084
                                                                                    -----         -----
End of period (including undistributed
 net investment income: $50.947
 and $85.257, respectively)                                                   $23,061.122   $17,706.970
                                                                                   ======        ======

* Unaudited
See Notes to Financial Statements


Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States.

SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. FEDERAL INCOME TAXATION

It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of March 31, 1999, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $7,506,800,000, of which $8,256,699,000 related to appreciated securities and $749,899,000 related to depreciated securities. During the six months ended March 31, 1999, the fund realized, on a tax basis, a net capital gain of $936,652,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $4,654,000 are treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $15,514,833,000 at March 31, 1999.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $40,102,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.395% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.39% of such assets in excess of $10.5 billion but not exceeding $17 billion; and 0.385% of such assets in excess of $17 billion.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended March 31, 1999, distribution expenses under the Plan were $25,299,000. As of March 31, 1999, accrued and unpaid distribution expenses were $3,977,000.

American Fund Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $6,293,000 (after allowances to dealers) as it's portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $8,553,000.

DIRECTORS' FEES - Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of March 31, 1999, aggregate deferred compensation and earnings thereon since the plan's adoption (1993), net of any payments to Directors and Advisory Board members were $751,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,948,187,000 and $2,439,624,000, respectively, during the six months ended March 31, 1999.

As of March 31, 1999, accumulated undistributed net realized gain on investments was $895,923,000 and additional paid-in capital was $13,660,700,000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,736,000 includes $28,000 that was paid by these credits rather than in cash.

Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended March 31, 1999, such non-U.S. taxes were $6,535,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes, on a book basis, were $289,000 for the six months ended March 31, 1999.

At March 31, 1999, the fund had no outstanding forward currency contracts to sell non-U.S. currencies.

                                                                    Six months          Year
Per-Share Data and Ratios                                                ended         Ended
                                                                     March 31, September 30,
                                                                      1999 (1)           1998     1997     1996    1995   1994
Net Asset Value, Beginning of Period                                    $20.50        $21.86   $17.77   $16.98  $15.40  $14.21
                                                                       -------       -------  -------  ------- ------- -------
 Income From Investment Operations:
  Net investment income                                                    .09           .27      .29      .32     .31     .22
  Net gains or losses on securities (both
   realized and unrealized)                                               5.44          (.11)    4.81     1.40    2.35    1.54
                                                                       -------       -------  -------  ------- ------- -------
   Total from investment operations                                       5.53           .16     5.10     1.72    2.66    1.76
                                                                       -------       -------  -------  ------- ------- -------
 Less Distributions:
  Dividends (from net investment income)                                  (.14)         (.31)   (.323)   (.321)  (.237)  (.173)
  Dividends (from net realized non-U.S. currency gains) (2)                  -             -    (.007)   (.009)  (.003)  (.027)
  Distributions (from capital gains)                                     (1.57)        (1.21)   (.680)   (.600)  (.840)  (.370)
                                                                       -------       -------  -------  ------- ------- -------
   Total distributions                                                   (1.71)        (1.52)   (1.01)    (.93)  (1.08)   (.57)
                                                                       -------       -------  -------  ------- ------- -------
Net Asset Value, End of Period                                          $24.32        $20.50   $21.86   $17.77  $16.98  $15.40
                                                                         =====         =====    =====    =====   =====   =====

Total Return (3)                                                    27.95% (4)          1.23%   29.97%   10.64%  18.63%  12.61%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                               $23,061       $17,707  $16,956  $11,688  $8,817  $6,279
 Ratio of expenses to average net assets                              .38% (4)           .77%     .79%     .82%    .83%    .84%
 Ratio of net income to average net assets                            .41% (4)          1.27%    1.56%    2.00%   2.12%   1.48%
 Portfolio turnover rate                                            13.50% (4)         29.71%   25.68%   18.12%  22.40%  25.33%




(1)  Unaudited
(2) Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.
(3)  Excludes maximum sales charge of 5.75%.
(4) Based on operations for the period shown and, accordingly, not representative of a full year.

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL
RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of New Perspective Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

PREPARING FOR THE YEAR 2000.
The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

Printed on recycled paper
Litho in USA   AGD/AL/3973
Lit. No. NPF-013-0599
[The American Funds Group(r)]